SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 30, 2001

                       CARING PRODUCTS INTERNATIONAL, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                 33-96882-LA                    98-0134875
     ---------------              -----------                  ---------------
     (State or other              (Commission                  (IRS Employer
     jurisdiction of                File No.)                Identification No.)
     incorporation)



       P.O. BOX 9288, SEATTLE, WA                                   98109
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     (Address of principal executive offices)                     (Zip Code)


   Registrant's telephone number, including area code:          (206) 853-1131
                                                              ------------------

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          (Former name or former address, if changed since last report)


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ITEM  1.    CHANGES IN CONTROL OF REGISTRANT.

     On March 30, 2001, Caring Products International, Inc. ("Registrant") consummated a private placement of 9,000,000 shares of its common stock, $0.01 par value (the "Common Stock") to Mr. Raymond A. Bills, a previously unaffiliated accredited investor pursuant to Rule 506 of Regulation D. Mr. Bills paid Registrant $250,000.00 in consideration for the issuance. After giving effect to this transaction and the 3,056,363 previously issued and outstanding shares of Common Stock, Mr. Bills is the beneficial owner of approximately 74.6% of Registrant's Common Stock and now has the ability to exercise absolute control over Registrant's affairs.

     In connection with the transaction, all the members of the Company's Board of Directors except Susan A. Schreter resigned, and Mr. Bills and Mr. Ian W. Rice were elected to Registrant's Board of Directors until their successors are elected and qualified subject to compliance with Rule 14f-1 of the Securities and Exchange Act of 1934.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CARING PRODUCTS
                                                   INTERNATIONAL, INC.


                                              By:  /s/  Susan  A.  Schreter
                                                   -----------------------------
                                                   Susan  A.  Schreter
                                                   President


Date:  April 3, 2001


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